Rule 497(e)
File Nos. 333-145655; 811-10559

TALCOTT RESOLUTION LIFE INSURANCE CO

SEPARATE ACCOUNT 11

333-145655 HV-3739 – Group Variable Annuity Contracts (Recission)

Supplement dated December 23, 2024 to your Prospectus dated May 1, 2024

This Supplement dated December 23, 2024 amends certain information contained in the Prospectus dated May 1, 2024.

Effective immediately, “Franklin Advisers, Inc.” will replace “Putnam Investment Management, LLC” as the investment advisor in Putnam VT High Yield Fund - Class IB and all references to subadviser “Putnam Investments Limited” have been removed and replaced with “Franklin Templeton Investment Management Limited” in the Appendix A – Underlying Funds section of the Prospectus dated May 1, 2024.

Also, effective immediately, the below-listed funds will add “Franklin Advisers, Inc.” as an additional subadviser in the Appendix A – Underlying Funds section of the Prospectus dated May 1, 2024:

Putnam VT Emerging Markets Equity Fund - Class IB

Putnam VT Focused International Equity Fund - Class IB

Putnam VT Small Cap Value Fund - Class IB

Putnam VT Sustainable Leaders Fund - Class IB

All other information contained in the Appendix A – Underlying Funds section of the Prospectus dated May 1, 2024 remains unchanged.

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS

2024-PROSUPP-10-HV3739